Exhibit 99.2

OCT TBA 5/1

Balance         $89,000,000       Delay            24                 WAC(1)           5.492        WA. RESET         SEP 2008
Coupon          3.917             Dated            10/1/2003          NET(1)           5.117        WA NET MGN         1.625%
Settle          10/31/2003        First Payment    11/25/2003         WAM(1)           360

COUPON FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 59 THEN THE COLLATERAL NWAC LESS 1.2, ELSE THE COLLATERAL NWAC LESS .3 RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 59 MONTHS AND THE 5% CLEANUP CALL.

                         15 CPR        18 CPR      20 CPR       25 CPR        30 CPR       40 CPR       50 CPR      70 CPR
                99-24     3.941        3.941        3.940        3.939        3.938        3.935        3.930        3.918
                99-25     3.930        3.929        3.928        3.925        3.922        3.915        3.905        3.875
                99-26     3.920        3.917        3.916        3.912        3.907        3.895        3.879        3.832
                99-27     3.909        3.906        3.904        3.898        3.891        3.875        3.853        3.789
                99-28     3.898        3.894        3.892        3.884        3.876        3.855        3.827        3.746
                99-29     3.888        3.883        3.879        3.870        3.860        3.835        3.801        3.703
                99-30     3.877        3.871        3.867        3.857        3.845        3.815        3.775        3.660
                99-31     3.866        3.860        3.855        3.843        3.829        3.795        3.750        3.617
               100-00     3.855        3.848        3.843        3.829        3.814        3.776        3.724        3.574
               100-01     3.845        3.837        3.831        3.816        3.798        3.756        3.698        3.531
               100-02     3.834        3.825        3.819        3.802        3.783        3.736        3.672        3.488
               100-03     3.823        3.814        3.807        3.788        3.767        3.716        3.647        3.445
               100-04     3.813        3.802        3.795        3.775        3.752        3.697        3.621        3.402
               100-05     3.802        3.791        3.783        3.761        3.736        3.677        3.595        3.360
               100-06     3.791        3.779        3.771        3.747        3.721        3.657        3.570        3.317
               100-07     3.781        3.768        3.759        3.734        3.705        3.637        3.544        3.274
               100-08     3.770        3.756        3.747        3.720        3.690        3.618        3.518        3.231

Spread @ Center Price      121          132          141          162          180          205          223          231
                  WAL     3.21          2.97        2.82         2.48          2.18         1.69         1.28        0.76
             Mod Durn     2.910        2.710        2.580        2.280        2.010        1.570        1.210        0.730
     Principal Window  11/03-09/08  11/03-09/08  11/03-09/08  11/03-09/08  11/03-09/08  11/03-09/08  11/03-01/08  11/03-04/06

            LIBOR_6MO     1.18          1.18        1.18         1.18          1.18         1.18         1.18        1.18
            LIBOR_1YR     1.32          1.32        1.32         1.32          1.32         1.32         1.32        1.32
              CMT_1YR     1.20          1.20        1.20         1.20          1.20         1.20         1.20        1.20

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

OCT TBA 7/1

Balance      $19,400,000    Delay              24             WAC(1)       4.60
Coupon       4.312          Dated              10/1/2003      NET(1)       4.31
Settle       10/31/2003     First Payment      11/25/2003     WAM(1)       360

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 83 MONTHS AND THE 5% CLEANUP CALL.

                         15 CPR        18 CPR      20 CPR       25 CPR       30 CPR        40 CPR      50 CPR       70 CPR
               99-02+     4.528        4.546        4.559        4.595        4.635        4.738        4.869        5.217
               99-03+     4.519        4.536        4.549        4.582        4.621        4.719        4.842        5.174
               99-04+     4.510        4.526        4.538        4.570        4.606        4.699        4.816        5.130
               99-05+     4.501        4.516        4.527        4.557        4.592        4.680        4.790        5.086
               99-06+     4.492        4.506        4.517        4.545        4.577        4.660        4.764        5.042
               99-07+     4.483        4.496        4.506        4.533        4.563        4.640        4.738        4.999
               99-08+     4.474        4.486        4.495        4.520        4.548        4.621        4.712        4.955
               99-09+     4.465        4.476        4.485        4.508        4.534        4.601        4.685        4.911
               99-10+     4.456        4.466        4.474        4.495        4.520        4.582        4.659        4.868
               99-11+     4.447        4.457        4.464        4.483        4.505        4.562        4.633        4.824
               99-12+     4.438        4.447        4.453        4.471        4.491        4.542        4.607        4.780
               99-13+     4.428        4.437        4.442        4.458        4.476        4.523        4.581        4.737
               99-14+     4.419        4.427        4.432        4.446        4.462        4.503        4.555        4.693
               99-15+     4.410        4.417        4.421        4.434        4.448        4.484        4.529        4.650
               99-16+     4.401        4.407        4.411        4.421        4.433        4.464        4.503        4.607
               99-17+     4.392        4.397        4.400        4.409        4.419        4.445        4.477        4.563
               99-18+     4.383        4.387        4.389        4.397        4.405        4.425        4.451        4.520

Spread @ Center Price      146          165          176          205          234          282          316          360
                  WAL     3.96          3.59        3.36         2.85         2.43          1.75        1.29         0.76
             Mod Durn     3.450        3.140        2.950        2.530        2.180        1.600        1.200        0.720
     Principal Window  11/03-09/10  11/03-09/10  11/03-09/10  11/03-09/10  11/03-09/10  11/03-07/09  11/03-01/08  11/03-04/06

            LIBOR_6MO     1.18          1.18        1.18         1.18         1.18          1.18        1.18         1.18
            LIBOR_1YR     1.32          1.32        1.32         1.32         1.32          1.32        1.32         1.32
              CMT_1YR     1.20          1.20        1.20         1.20         1.20          1.20        1.20         1.20

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.